UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2011 (May 25, 2011)

China Transportation International Holdings Group Limited
(Exact name of registrant as specified in its charter)

Nevada	000-53658	26-4694804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Yiyang Xiangyun Group Co., Ltd. No. 823 Taohualun West Road Yiyang City, Hunan Province, China 413000
(Address of principal executive offices)

Registrant’s telephone number, including area code:  +86(737)-421-3711

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On May 25, Mr. Xin He submitted to the Board of Directors of China Transportation International Holdings Group Limited (the “Company”) his resignation as Chief Financial Officer and Treasurer of the Company, which became effective on May 25, 2011. Mr. He stated in his resignation letter that his resignation was not due to any disagreement with the Company.

The Company is in the process of identifying a qualified candidate to fill the vacancy created by Mr. He’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 31, 2011

China Transportation International Holdings Group Limited

By:	/s/ Caichun Wen
Name: Caichun Wen
Title: Chief Executive Officer